MRL, Inc.

                                  EXHIBIT 99.1

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    United States Bankruptcy Court                            VOLUNTARY
    Eastern District of Missouri                              PETITION
        Eastern District
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NAME: (Name of debtor -                        NAME OF JOINT DEBTOR (Spouse)
If individual, enter:  Last, First,            (Last, First, Middle)
Middle)
  MRL, INC.
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ALL OTHER NAMES used by debtor in the          ALL OTHER NAMES)used by joint
last 6 years (inc. married, maiden,            debtor in the last 6 years (inc.
and trade names)                               married, maiden, and trade names)
  HESCO
  Missouri Research Laboratories
  Precision Metals
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SOC. SEC./TAX I.D. NO.                         SOC. SEC./TAX I.D. NO.
(If more than one, state all)                  (If more than one, state all)
  43-0614403
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STREET ADDRESS OF DEBTOR                      STREET ADDRESS OF DEBTOR
(No. and street, city, state and zip code)    (No. and street, city, state and
287 N. Lindbergh, Suite 206                   zip code)
St. Louis, MO 63141-7840
                                              COUNTY OF RESIDENCE/BUSINESS:
COUNTY OF RESIDENCE/BUSINESS:
St. Louis County
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MAILING ADDRESS OF DEBTOR                     MAILING ADDRESS OF JOINT DEBTOR
(if different from street address)            (if different from street address)
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LOCATION OF PRINCIPAL ASSETS OF               VENUE (Check one box)
BUSINESS DEBTOR (if other than                [X]Debtor has been domiciled or
street address)                               has had a residence, principal
  1258 East Main                              place of business, or principal
  Piggott, AR 72454                           assets in this District for 180
                                              days immediately preceding the
                                              date of this petition or for a
                                              longer part of such 180 days than
                                              in any other District.
                                              [ ]There is a bankruptcy case
                                              concerning debtor's affiliate,
                                              general affiliate, general
                                              partner, or partnership pending
                                              in this District.
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              INFORMATION REGARDING DEBTOR (Check applicable boxes)
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TYPE OF DEBTOR (Check one box)
 [ ] Individual                  [X] Corporation Publicly Held
 [ ] Joint (Husband & Wife)      [ ] Corporation Not Publicly Held
 [ ] Partnership                 [ ] Municipality
 [ ] Other
           -------------------

NATURE OF DEBT (Check one box)
 [ ] Non-Business/    [X] Business - Complete A&B below

A. TYPE OF BUSINESS (Check one box)
 [ ] Farming         [ ] Transportation   [ ] Commodity Broker
 [ ] Professional    [X] Manufacturing/   [ ] Construction
 [ ] Retail/Wholes       Mining           [ ] Real Estate
 [ ] Railroad        [ ] Stockbroker      [ ] Other Business

     CHAPTER OR SECTION OF BANKRUPTCY CODE FOR PETITION (Check one box)
      [ ] Chapter 7    [x] Chapt   [ ] Chapter 13
      [ ] Chapter 9    [ ] Chapt   [ ] Sec. 304

     SMALL BUSINESS (Chapter 11 only)

      [ ] Debtor is a small business as defined in 11 U.S.C. ss.101.
      [ ] Debtor is and elects to be considered a small business under 11 U.S.C.ss.1121(e). (opt'l)

     FILING FEE (Check one box)
      [X] Filing fee attached
      [ ] Filing fee to be paid in installments. (Applicable to individuals only.) Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b); see Official Form No. 3


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BRIEFLY  DESCRIBE NATURE OF BUSINESS
Sheet Metal Fabrication

NAME AND ADDRESS OF LAW FIRM OR ATTORNEY
Goldstein & Vouga, P.C.
121 Hunter Ave., Suite 101
St. Louis, MO 63124


Telephone No:  (314) 727-1717

NAME(S) OF ATTORNEY(SD) DESIGNATED TO REPRESENT THE DEBTOR

Steven Goldstein 24807
Susan M. Spraul 42159

[ ] Debtor is not represented by an attorney.
Telephone No. of Debtor not represented by an attorney:

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STATISTICAL/ADMINISTRATIVE INFORMATION (28 U.S.C.ss.604)
(Estimates only)( Check applicable boxes

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[ ] Debtor estimates that funds will be available for distribution to unsecured creditors.
[ ] Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distributiont to unsecured creditors.
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THIS SPACE FOR COURT USE ONLY
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                          ESTIMATED NUMBER OF CREDITORS



1-15        15-49        50-99     100-199      200-299      1000-over
[ ]          [ ]          [ ]        [ ]          [X]           [ ]
ESTIMATED ASSETS (in thousands of dollars)
 Under 50   50-99    100-499   500-999   1000-9999  10,000-99,000   100,000-over
   [ ]       [ ]       [ ]       [ ]        [X]          [ ]            [ ]
ESTIMATED LIABILITIES (in thousands of dollars)
 Under 50   50-99    100-499   500-999   1000-9999  10,000-99,000   100,000-over
  [ ]        [ ]       [ ]       [ ]        [X]           [ ]            [ ]
 EST. NO. OF EMPLOYEES - CH. 11 & 12 ONLY
       0           1-19         20-99     100-999      1000-over
      [ ]          [ ]           [ ]        [ ]          [ ]
 EST. NO. OF EQUITY SECURITY HOLDERS - CH. 11 & 12 ONLY
        0           1-19         20-99     100-999      1000-over
       [ ]          [ ]           [ ]        [ ]          [X]
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FORM 1.  VOLUNTARY PETITION - Page 2     Name of Debtor(s):  MRL, Inc.
                                                             Case Number: -----
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                                 FILING OF PLAN

For Chapter 9, 11, 12 and 13 cases only.  Check appropriate box.
[ ] A copy of debtor's proposed plan dated _____________
[X] Debtor intends to file a plan within the time allowed by statute, rule or order of the court.
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               PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (if
                    more than one, attach additional sheet)
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Location Where Filed                Case Number                      Date Filed
  NONE
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              PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER,
     OR AFFILIATE OF THE DEBTOR (if more than one, attach additional sheet)
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Name of Debtor                  Case Number                      Date
  NONE
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Relationship                    District                        Judge
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                               REQUEST FOR RELIEF
    Debtor is eligible for and requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.
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                                   SIGNATURES
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                                    ATTORNEY
x__________________________________________       _________________________
                                                            Date
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INDIVIDUAL/JOINT DEBTOR(S)                CORPORATE OR PARTNERSHIP DEBTOR
I declare under penalty of perjury        I declare under penalty of perjury
that the information provided in          that the information proided in this
this petition is true and correct.        petition is true and correct and that
                                          I have been authorized to file this
                                          petition on behalf of the debtor.

x_Not Applicable_______________________   x_____________________________________
 Signature of Debtor                       Signature of Authorized Individual

______________________                    ___Larry J. Stallings_________________
Date                                      Print or Type Name of Authorized
                                          Individual

x_Not Applicable_______________________   ___President__________________________
Signature of Joint Debtor                 Title of Individual Authorized by
                                          Debtor to File this Petition

----------------------                    --------------------------
Date                                      Date

                                          If the debtor is a corporation filing
                                          under chapter 11, Exhibit "A" is
                                          attached and made part of this
                                          petition.
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              TO BE COMPLETED BY INDIVIDUAL CHAPTER 7 DEBTOR WITH
I am aware that I may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, undertstand the relief available under such chapter, and choose to proceed under chapter 7 of such title. I am represented by an attorney, Exhibit "B" has been completed.


x__Not Applicable_______________________________________________________________
 Signature of Debtor                                  Date

x__Not Applicable_______________________________________________________________
 Signature of Debtor                                  Date
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                                  EXHIBIT "B"
   (To be completed by attorney for individual chapter 7 debtor(s) with primarily consumer debts.)

I, the attorney for the debtor(s) named in the foregoing petition, declare that I have informed the debtor(s) that (he, she, or they) may proceed under chapter 7, 11, 12, or 13 of title 11 United States Code, and have explained the relief available under such chapter.


x__Not Applicable_______________________________________________________________
 Signature of Attorney                                Date

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       CERTIFICATION AND SIGNATURE OF NON-ATTORNEYPRIMARILY CONSUMER DEBTS
                BANKRUPTCY PETITION PREPARER (See U.S.C.ss.110)





__Not Applicable_______________________________________________________________
_ Print or Typed Name of Bankruptcy Petition Preparer

__Not Applicable________________
Social Security Number


_______________________________________________________________________________

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Address

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Telephone



Name and Social Security number of all other individuals who prepared or assisted in preparing this document:
  Not Applicable

If more than one person prepared this document, attach additional signed sheets conformint to the appropriate Office Form for each person.



    x__Not Applicable_____________________________
     Signature of Bankruptcy Petition Preparer


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                         UNITED STATES BANKRUPTCY COURT
                          Eastern District of Missouri
                                Eastern Division
In re:   MRL, Inc.                                         Case No.
         43-0614403
                                   Chapter 11

                        Exhibit "A" to Voluntary Petition

1.      Debtor's employer identification is 43-0614403.

2. If any of debtor's securities are registered under section 12 of the Securities and Exchange Act of 1934, the SEC file number is 0-1363.

3. The following financial data is the latest available information and refers to debtor's condition on August 15, 1997.

             a. Total assets                        $937,000.00
             b. Total liabilities                  2,142,152.76

                                                              Approximate
                                                               number of
                                                                holders

       Fixed, liquidated secured debt       1,093,226.00          5
       Contingent secured debt                      0.00          0
       Disputed secured claims                      0.00          0
       Unliquidated secured debt                    0.00          0

                                                             Approximate
                                                              number of
                                                               holders

       Fixed, liquidated unsecured debt     1,048,926.76        286
       Contingent unsecured debt                    0.00          0
       Disputed unsecured claims                    0.00          0
       Unliquidated unsecured debt                  0.00          0

      Number of shares of preferred stock              0          0
      Number of shares of common stock         3,680,862      2,000
      Comments, if any:


4.      Brief description of debtor's business:

          Sheet Metal Fabrication

5. List the name of any person who directly or indirectly owns, controls, or holds, with power to vote, 20% or more of the voting securities of debtor:

          Western Diesel, Inc.
          101 S. Hanley, Suite 1910
          St. Louis, MO 63105

6. List the names of all corporations with 20% or more of the outstanding voting securities of which are directly or indirectly owned, controlled, or held, with power to vote, by debtor:

          None